                                                                    EXHIBIT 1.1




                               Olympic Steel, Inc.

                                3,000,000 Shares*
                                  Common Stock
                               (without par value)

                             Underwriting Agreement

                                                              New York, New York
                                                              ____________, 1996


Salomon Brothers Inc
Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
McDonald & Company Securities, Inc.
As Representatives of the several Underwriters
c/o Salomon Brothers Inc
Seven World Trade Center
New York, New York  10048

Dear Sirs and Mesdames:

                  Olympic Steel, Inc., an Ohio corporation (the "Company"), proposes to sell to the underwriters named in Schedule I hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), 2,500,000 shares of Common Stock, without par value (the "Common Stock"), of the Company, and each of the persons named in Schedule II hereto (the "Selling Shareholders") severally proposes to sell to the Underwriters the number of shares of Common Stock (in the aggregate, 500,000 shares of Common Stock) set forth opposite such Selling Shareholder's name on
Schedule II hereto. Such 2,500,000 shares of Common Stock and 500,000 shares of Common Stock are referred to, collectively, herein as the "Underwritten Securities". The Company proposes to grant to the Underwriters an option (the "Company Option") to purchase up to 375,000 additional shares of Common Stock, and each of the Selling Shareholders severally proposes to grant to the Underwriters an option (each, a "Shareholder Option" and collectively, the "Shareholder Options"; and together with the Company Option, the "Options") to purchase up to the number of shares of Common Stock (up to 75,000 shares in the aggregate) set forth opposite such Selling Shareholder's name on Schedule III hereto. The shares
- --------
* Plus options described herein to purchase from Olympic Steel, Inc. and the Selling Shareholders up to 450,000 additional shares of Common Stock solely to cover over-allotments.

of Common Stock subject to the Options are herein referred to as the "Option Securities", and the Underwritten Securities and the Option Securities are herein referred to, collectively, as the "Securities".

                  1.       Representations and Warranties.
                           -------------------------------

                  (a) The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1. Certain terms used in this Section 1 and hereafter in this Agreement are defined in the second paragraph of paragraph (i) hereof.

                         (i) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (Registration No. 333-07395) on such form, as amended by Amendment No. 1 thereto dated July 19, 1996, including a related preliminary prospectus, for the registration under the Securities Act of the offering and sale of the Securities. The Company may have filed one or more further amendments thereto, including a related preliminary prospectus, each of which has previously been furnished to you. The Company will next file with the Commission either (A) prior to effectiveness of such registration statement, as so amended, a further amendment to such registration statement (including the form of final prospectus) or (B) after effectiveness of such registration statement, a final prospectus in accordance with Rules 430A and 424(b)(1) or (4). In the case of clause
         (B), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Securities Act and the rules and regulations thereunder to be included in the Prospectus with respect to the Securities and the offering thereof. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

                  The terms that follow, when used in this Agreement with initial capital letters, shall have the meanings indicated. The term "Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective under the Securities Act. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Preliminary Prospectus" shall mean any preliminary prospectus referred to in the first paragraph of this paragraph (i) and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information. "Prospectus" shall mean the prospectus relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities included in the Registration Statement at the Effective Date. "Registration Statement" shall mean the registration statement referred to in the first paragraph of this paragraph (i), including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, shall also mean such registration statement as so amended. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 424", "Rule 430A" and "Regulation S-K" refer to such rules under the Securities Act. "Rule 430A Information" means information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. Any reference herein to the Registration Statement, a Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended ("Exchange Act"), on or before the Effective Date of the Registration Statement or the issue date of such Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement, or the issue date of any Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

                  (ii) On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b), and on the Closing Date (as hereinafter defined), the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act and the respective rules and regulations thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b), and on the Closing Date or the Settlement Date (as hereinafter defined), as the case may be, the Prospectus (together with any supplements thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance on and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto).

                       (iii) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Ohio, with full corporate power and authority to own, lease and operate the properties used and useful in its business and to conduct such business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction where the nature of the business conducted by it or the assets owned or leased by it requires it to be so qualified, except where the failure to be so qualified or in good standing would not individually or in the aggregate have a material adverse effect on the condition (financial or otherwise), business, results of operations or business prospects of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect").

                        (iv) The Company has no "significant subsidiaries" (as such term is defined in Rule 1-02(w) of Regulation S-X under the Securities Act), other than Olympic Steel Lafayette, Inc. and Olympic Steel Minneapolis, Inc. (collectively, the "Subsidiaries") and the Company's wholly-owned, unconsolidated finance subsidiaries. For purposes of this Agreement, the term "subsidiary" or "subsidiaries" shall not include such unconsolidated finance subsidiaries.

                         (v) Each of the Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its state of incorporation, with full corporate power and authority to own, lease and operate the properties used and useful in its business and to conduct such business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction where the nature of the business conducted by it or the assets owned or leased by it requires it to be so qualified, except where the failure to be so qualified or in good standing would not individually or in the aggregate have a Material Adverse Effect.

                        (vi) The Company's authorized equity capitalization is as set forth in the Prospectus under "Capitalization"; the capital stock of the Company conforms to the description thereof contained in the Prospectus; all of the outstanding shares of capital stock have been duly authorized, validly issued, fully paid and nonassessable; the Securities have been duly authorized; those of the Securities to be sold by the Selling Shareholders are, and, when and if issued and delivered and paid for by the Underwriters pursuant to this Agreement, those of the Securities to be sold by the Company will be, validly issued, fully paid and nonassessable; the Securities are duly authorized for quotation and trading, subject to official notice of issuance, on the National Association of Securities Dealers Automated Quotation National Market ("NASDAQ NM"); the certificates for the Securities are in valid and sufficient form; and the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Securities or for any shares of any other class of capital stock of the Company. No holders of securities of the Company have rights to the registration of such securities under the Registration Statement or otherwise.

                       (vii) There is no pending or, to the best knowledge of the Company, threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries of a character required to be disclosed in the Registration Statement that is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit to the Registration Statement, that is not described or filed as required.

                      (viii) This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company.

                        (ix) Neither the issuance, offering and sale of the Securities, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach of, or constitute a default under the charter, bylaws or code of regulations of the Company or any Subsidiary or the terms of any indenture or other agreement or instrument to which the Company or such Subsidiary is a party or by which any of its respective properties are bound or affected, or any order, regulation or judgment applicable to the Company or such Subsidiary of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or such Subsidiary.

                         (x) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated herein, except such as have been obtained under the Securities Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters.

                        (xi) Neither the Company nor any Subsidiary is in violation of its charter, bylaws or code of regulations or of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or such Subsidiary or of any decree of any court or governmental agency or body having jurisdiction over the Company or such Subsidiary, or in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Company or such Subsidiary is a party or by which it or any of its properties may be bound or affected, except where such violation or default will not have a Material Adverse Effect.

                       (xii) The Company and each Subsidiary have all licenses, consents, approvals, authorizations, permits, franchises and other agreements as are necessary to own and maintain its respective business properties and to conduct businesses in the manner described in the Prospectus, except where the failure to have any such licenses, consents, approvals, authorizations, permits, franchises and other agreements would not have a Material Adverse Effect, and the Company and each Subsidiary are in compliance in all material respects with such licenses, consents, approvals, authorizations, permits, franchises and other agreements, each of which is in full force and effect.

                      (xiii) The accountants of the Company, Arthur Andersen LLP ("Arthur Andersen"), who have audited the financial statements filed or to be filed as part of the Registration Statement and the Prospectus (or any amendments or supplements thereto) are independent public accountants with respect to the Company as required by the Securities Act.

                       (xiv) The audited financial statements and financial statement schedules included in the Registration Statement and the Prospectus and reported on by Arthur Andersen comply as to form in all material respects with the applicable accounting requirements of the Securities Act, the Exchange Act and the related published rules and regulations.

                        (xv) The financial statements (including the pro forma financial information contained therein) of the Company included in the Registration Statement and the Prospectus (and any amendments or supplements thereto), together with the related schedules and notes, present fairly the consolidated financial position, results of operations, changes in shareholders' equity and cash flows of the Company on the basis stated in the Registration Statement and the Prospectus at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth or included in the Registration Statement and the Prospectus (and any amendments or supplements thereto) present fairly the information purported to be shown and have been prepared on a basis consistent with such financial statements and the books and records of the Company.

                       (xvi) Except as disclosed or contemplated by the Registration Statement and the Prospectus (or any amendments or supplements thereto), subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (or any amendments or supplements thereto), neither the Company nor any subsidiary has incurred any liability or obligation, direct or contingent, or entered into any transaction not in the ordinary course of business that is material to the Company and its subsidiaries, taken as a whole, and there has been no material change in the capital stock of the Company or any subsidiary, any material increase in the short-term debt or long-term debt of the Company and its subsidiaries, taken as a whole, or any material adverse change, or any development involving or that may reasonably be expected to involve, a prospective material adverse change, in the condition (financial or otherwise), business, net worth, results of operations or prospects of the Company and its subsidiaries, taken as a whole.

                      (xvii) The Company and each Subsidiary have good and marketable title to all property (real and personal) and assets owned by the Company or such Subsidiary, as the case may be, free and clear of all liens, claims, security interests or other encumbrances, except such as are described in the Registration Statement and the Prospectus (or any supplements or amendments thereto) or in a document filed as an exhibit to the Registration Statement or such as are not materially burdensome and do not interfere in any material respect with the conduct of the business of the Company or such Subsidiary, as the case may be, and the property held under lease by the Company or any Subsidiary is held by it under valid, subsisting and enforceable leases.

                     (xviii) The Company has not distributed and will not distribute prior to the Closing Date or Settlement Date, as the case may be, any offering material in connection with the offering and sale of the Securities other than the Registration Statement, the Preliminary Prospectuses, the Prospectus or other materials, if any, permitted by the Securities Act.

                       (xix) The Company has not taken and will not take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Common Stock.

                        (xx) The Company is not subject to registration as an "investment company" under the Investment Company Act of 1940.

                       (xxi) The Company has received a written representation from each of its four principal executive officers indicating his intention to continue in his present role with the Company.

                  (b) Each Selling Shareholder represents and warrants to, and agrees with, each Underwriter that:

                         (i) Such Selling Shareholder is the lawful owner of the Securities to be sold by such Selling Shareholder hereunder and upon sale and delivery of, and payment for, such Securities, as provided herein, such Selling Shareholder will convey good and marketable title to such Securities, free and clear of all liens, encumbrances, equities and claims whatsoever.

                        (ii) Such Selling Shareholder has no reason to believe that the representations and warranties of the Company contained in this Section 1 are not true and correct, is familiar with the Registration Statement and has no knowledge of any material fact, condition or information not disclosed in the Prospectus or any supplement thereto which has had or may have a Material Adverse Effect, and the sale of Securities by such Selling Shareholder pursuant hereto is not prompted by any information concerning the Company or any of its subsidiaries which is not set forth in the Prospectus or any supplement thereto.

                       (iii) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                        (iv) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by such Selling Shareholder of the transactions contemplated herein, except such as may have been obtained under the Securities Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals as have been obtained.

                         (v) Neither the sale of the Securities being sold by such Selling Shareholder nor the consummation of any other of the transactions herein contemplated by such Selling Shareholder or the fulfillment of the terms hereof by such Selling Shareholder will conflict with, result in a breach or violation of, or constitute a default under any law of the terms of any indenture or other agreement or instrument to which such Selling Shareholder is a party or bound, or any judgment, order or decree applicable to such Selling Shareholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Selling Shareholder.

In respect of any statements in or omissions from the Registration Statement or the Prospectus or any supplement thereto made in reliance upon and in conformity with information furnished in writing to the Company or the Representatives by any Selling Shareholder specifically for use in connection with the preparation thereof, such Selling Shareholder hereby makes the same representations and warranties to each Underwriter as the Company makes to such Underwriter under paragraph (a)(ii) of this Section.

                  2.       Purchase and Sale.
                           ------------------

                  (a) Subject to the terms and conditions and in reliance on the representations and warranties herein set forth, the Company and each Selling Shareholder (as to the number of shares of Common Stock set forth opposite his name in Schedule II hereto) agree, severally and not jointly, to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company and the Selling Shareholders, at a purchase price of $_______ per share, the number of the Underwritten Securities set forth opposite such Underwriter's name in Schedule I hereto.

                  (b) Subject to the terms and conditions and in reliance on the representations and warranties herein set forth, (i) the Company hereby grants to the several Underwriters the Company Option to purchase, severally and not jointly, up to 375,000 shares of the Option Securities at the same purchase price per share as the Underwriters shall pay for the Underwritten Securities and (ii) each Selling Shareholder hereby severally grants to the several Underwriters the Shareholder Option to purchase, severally and not jointly, up to the number of shares of the Option Securities (up to 75,000 shares in the aggregate) set forth opposite his name on Schedule III hereto. The Options may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriters. The Options, if exercised, must be exercised together and may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Prospectus upon written or facsimile notice by the Representatives to the Company and the Selling Shareholders setting forth the aggregate number of shares of the Option Securities as to which the several Underwriters are exercising the Options and the Settlement Date. The maximum number of shares of the Option Securities to be sold by the Company and each of the Selling Shareholders is set forth in Schedule III hereto. In the event that the Underwriters exercise the Options for less than 450,000 shares, the number of shares of the Option Securities to be purchased from and sold by each party listed on Schedule III shall be, as nearly as practicable, in the same proportion to each other as are the number of shares of the Option Securities listed opposite their respective names on said Schedule III. The number of shares of Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing the Underwritten Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.

                  3. DELIVERY AND PAYMENT. Delivery of and payment for the Underwritten Securities and the Option Securities (if the Options provided for in Section 2(b) hereof shall have been exercised on or before the third business day prior to the Closing Date) shall be made at 10:00 AM, New York City time, on ________, 1996, or such later date (not later than ________, 1996) as the Representatives shall designate, which date and time may be postponed by agreement among the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities to be made on the Closing Date shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the respective aggregate purchase prices of the Securities being sold by the Company and each of the Selling Shareholders to or upon the order of the Company and each of the Selling Shareholders by certified or official bank check or checks drawn on or by a New York Clearing House bank and payable in same day funds. Delivery of the Underwritten Securities and the Option Securities to be made on the Closing Date shall be made at such location in New York, New York, as the Representatives shall reasonably designate at least one business day in advance of the Closing Date and payment for such Securities shall be made at the office of Kahn, Kleinman, Yanowitz & Arnson
Co., L.P.A. Certificates for the Securities shall be registered in such names and in such denominations as the Representatives may request not less than three business days in advance of the Closing Date.

                  The Company and the Selling Shareholders agree to have the Securities available for inspection, checking and packaging by the Representatives in New York, New York, not later than 1:00 PM on the business day prior to the Closing Date.

                  Each Selling Shareholder will pay all applicable state transfer taxes, if any, involved in the transfer to the several Underwriters of the Securities to be purchased by them from such Selling Shareholder and the respective Underwriters will pay any additional stock transfer taxes involved in further transfers.

If the Options provided for in Section 2(b) hereof are exercised after the third business day prior to the Closing Date, the Company will deliver (at the expense of the Company) to the Representatives, at such location as the Representatives shall designate, at the time and on the date specified by the Representatives (which shall be within three business days after exercise of said option and which time and date of delivery of and payment for the Option Securities being called the "Settlement Date"), certificates for the Option Securities in such names and denominations as the Representatives shall have requested against payment of the purchase price thereof to or upon the order of the Company and the Selling Shareholders by certified or official bank check or checks drawn on or by a New York Clearing House bank and payable in same day funds. Delivery of the Option Securities shall be made at such location in New York, New York as the Representatives shall reasonably designate at least one business day in advance of the Settlement Date and payment for the Option Securities shall be made at the office of Kahn, Kleinman, Yanowitz & Arnson Co., L.P.A. If settlement for the Option Securities occurs after the Closing Date, the Company and such Selling Shareholders will deliver to the Representatives on the Settlement Date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of and through such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

                  4. OFFERING BY UNDERWRITERS. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

                  5.       AGREEMENTS.

                  (a) The Company agrees with the several Underwriters that:

                         (i) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement to the Prospectus (including, without limitation, any document incorporated by reference therein) without the prior consent of the Representatives. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed therein and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (A) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (B) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (C) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (D) of any request by the Commission for any amendment of the Registration Statement or supplement to the Prospectus or for any additional information, (E) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (F) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                        (ii) If, at any time when a prospectus relating to the Securities is required to be delivered under the Securities Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Securities Act or the rules and regulations thereunder, the Company promptly will prepare and file with the Commission, subject to the second sentence of paragraph (a)(i) of this Section 5, an amendment or supplement that will correct such statement or omission or effect such compliance.

                       (iii) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company that will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.

                        (iv) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering of the Securities.

                         (v) The Company will cooperate with the Underwriters to arrange for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will pay the fee of the National Association of Securities Dealers, Inc. in connection with its review of the offering.

                        (vi) The Company will not, for a period of 90 days following the Execution Time, without the prior written consent of the Representatives, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any other shares of Common Stock or any securities convertible into, or exchangeable for, shares of Common Stock; provided, however, that the Company may issue and sell Common Stock pursuant to any employee benefit plan in effect at the Execution Time.

                       (vii) The Company confirms as of the date hereof that the Company is in compliance with all provisions of Section 1 of the Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba, and the Company further agrees that if the Company commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported in the Prospectus, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in the form acceptable to the Department.

                  (b) Each Selling Shareholder agrees with the several Underwriters that he will not during the period of 90 days following the Execution Time, without the prior written consent of the Representatives, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any other shares of Common Stock beneficially owned by such person, or any securities convertible into, or exchangeable for, shares of Common Stock, other than shares of Common Stock disposed of as bona fide gifts.

                  6. CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the Underwriters to purchase the Underwritten Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time, the Closing Date and any Settlement Date, to the accuracy of the statements of the Company and the Selling Shareholders made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholders of their respective obligations hereunder and to the following additional conditions:

                  (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 12:00 Noon on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration

Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                  (b) The Company shall have furnished to the Representatives the opinion of Kahn, Kleinman, Yanowitz & Arnson Co., L.P.A., counsel for the Company, dated the Closing Date or the Settlement Date, as the case may be, to the effect that:

                         (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Ohio, with full corporate power and authority to own and lease its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction that requires such qualification wherein it owns or leases properties;

                        (ii) each of the Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its state of incorporation, with full corporate power and authority to own and lease its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction that requires such qualification wherein it owns or leases properties;

                       (iii) the Company's authorized equity capitalization is as set forth in the Prospectus; the capital stock of the Company conforms to the description thereof contained in the Prospectus; the outstanding shares of capital stock (including the Securities being sold hereunder by the Selling Shareholders) have been duly and validly authorized and issued and are fully paid and nonassessable; the Securities being sold by the Company hereunder have been duly and validly authorized; those of the Securities to be sold by the Selling Shareholders are, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, those of the Securities to be sold by the Company will be, fully paid and nonassessable; the Securities being sold by the Selling Shareholders are duly authorized for quotation on the NASDAQ NM; the Securities being sold hereunder by the Company are duly authorized for quotation, subject to official notice of issuance, on the NASDAQ NM; the certificates for the Securities are in valid and sufficient form; and to the best knowledge of counsel, the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Securities;

                        (iv) to the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries of a character required to be disclosed in the Registration Statement that is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit to the Registration Statement, that is not described or filed as required;

                         (v) the Registration Statement has become effective under the Securities Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Prospectus (other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Securities Act and the rules and regulations thereunder; and such counsel has no reason to believe that at the Effective Date the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date and as of the Closing Date or any Settlement Date, as the case may be, includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                        (vi) this Agreement has been duly authorized, executed and delivered by the Company;

                       (vii) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated herein, except such as have been obtained under the Securities Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained;

                      (viii) neither the issuance and sale of the Securities, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or constitute a default under any law or the charter, bylaws or code of regulations of the Company or any Subsidiary or the terms of any indenture or other agreement or instrument known to such counsel and to which the Company or such Subsidiary is a party or bound or any judgment, order or decree known to such counsel to be applicable to the Company or such Subsidiary of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or such Subsidiary;

                        (ix) to the best knowledge of such counsel, no holders of securities of the Company have rights to the registration of such securities under the Registration Statement; and

                         (x) to the best knowledge of such counsel, the Company and each Subsidiary has all licenses, consents, approvals, authorizations, permits, franchises and other agreements as are necessary to own and maintain its respective business properties and to conduct its businesses in the manner described in the Prospectus, except where the failure to have any such permits, franchises and other agreements would not have a Material Adverse Effect, and the Company and each Subsidiary are in compliance with all such licenses, consents, approvals, authorizations, permits, franchises and other agreements, each of which is in full force and effect.

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Ohio or the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

                  (c) The Selling Shareholders shall have furnished to the Representatives the opinion of Kahn, Kleinman, Yanowitz & Arnson Co., L.P.A., counsel for the Selling Shareholders, dated the Closing Date to the effect that:

                         (i) this Agreement has been duly executed and delivered by the Selling Shareholders, any power of attorney executed in connection herewith has been duly executed and delivered by the person executing the same and each Selling Shareholder has full legal right and authority to sell, transfer and deliver in the manner provided in this Agreement the Securities being sold by such Selling Shareholder hereunder;

                        (ii) the delivery by each Selling Shareholder to the several Underwriters of certificates for the Securities being sold hereunder by such Selling Shareholder against payment therefor as provided herein, will pass good and marketable title to such Securities to the several Underwriters, free and clear of all liens, encumbrances, equities and claims whatsoever;

                       (iii) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by any Selling Shareholder of the transactions contemplated herein, except such as may have been obtained under the Securities Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained; and

                        (iv) neither the sale of the Securities being sold by any Selling Shareholder nor the consummation of any other of the transactions herein contemplated by any Selling Shareholder or the fulfillment of the terms hereof by any Selling Shareholder will conflict with, result in a breach or violation of, or constitute a default under any law or the terms of any indenture or other agreement or instrument known to such counsel and to which any Selling Shareholder is a party or bound, or any judgment, order or decree known to such counsel to be applicable to any Selling Shareholder of any

                                                                              16
         court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over any Selling Shareholder.

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Ohio or the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters, and (B) as to matters of fact, to the extent they deem proper, on certificates of the Selling Shareholders and public officials.

                  (d) The Representatives shall have received from Jones, Day, Reavis & Pogue, counsel for the Underwriters, such opinion or opinions, dated the Closing Date or the Settlement Date, as the case may be, with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (e) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman, Chief Executive Officer and President of the Company and the Chief Financial Officer of the Company, dated the Closing Date or the Settlement Date, as the case may be, to the effect that the signers of such certificate have examined the Registration Statement, the Prospectus, any supplements to the Prospectus and this Agreement and that:

                         (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date or the Settlement Date, as the case may be, with the same effect as if made on the Closing Date or the Settlement Date, as the case may be, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date or the Settlement Date, as the case may be;

                        (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                       (iii) since the respective dates as of which information is given in the Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition or prospects (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

                  (f) Each Selling Shareholder shall have furnished to the Representatives a certificate, signed by such Selling Shareholder, dated the Closing Date or the Settlement Date, as the case may be, to the effect that the signer of such certificate has carefully examined the

Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that the representations and warranties of such Selling Shareholder in this Agreement are true and correct in all material respects on and as of the Closing Date or the Settlement Date, as the case may be, with the same effect as if made on the Closing Date or the Settlement Date, as the case may be.

                  (g) At the Execution Time and at the Closing Date or the Settlement Date, as the case may be, Arthur Andersen shall have furnished to the Representatives a letter or letters, dated respectively as of the Execution Time and of the Closing Date or the Settlement Date, as the case may be, in form and substance satisfactory to the Representatives, confirming that they are independent accountants with respect to the Company within the meaning of the Securities Act and the applicable published rules and regulations thereunder and stating in effect that:

                         (i) in their opinion the audited consolidated financial statements and financial statement schedules included or incorporated in the Registration Statement and the Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the related published rules and regulations;

                        (ii) on the basis of a reading of the latest unaudited consolidated financial statements made available by the Company; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the shareholders, directors and audit and compensation committees of the board of directors of the Company and the subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to December 31, 1995, nothing came to their attention which caused them to believe that:

                           (1) any unaudited financial statements included or
                  incorporated in the Registration Statement and the Prospectus do not comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Registration Statement and the Prospectus; and

                           (2) with respect to the period from June 30, 1996 to
                  five business days prior to the Execution Time, the Closing Date or the Settlement Date, as the case may be, there were any increases in the consolidated long-term debt of the Company or capital stock of the Company or decreases in the consolidated shareholders' equity or consolidated net current assets of the Company as compared with the amounts shown on the June 30, 1996 consolidated balance sheet included in the Registration Statement and the Prospectus, or for the period from July 1, 1996 to five business days prior to the Execution Time, the Closing Date or the Settlement Date, as the case may be, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated net sales or income before income taxes or in total or per share amounts of consolidated net income of the Company, except in all instances for increases or decreases set forth in such letter and which are acceptable to the Representatives, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives; and

                       (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth or incorporated in the Registration Statement and the Prospectus, including the information specified by the Representatives, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

                  References to the Prospectus in paragraph (g) include any supplement thereto at the date of the letter or letters referred to therein.

                  (h) Subsequent to the Execution Time or, if earlier, the respective dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any increase or decrease of the type referred to in paragraph (g)(i)(2) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company or any Subsidiary the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

                  (i) Prior to the Closing Date or the Settlement Date, as the case may be, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

                  If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the

Closing Date by the Representatives. Notice of such cancellation shall be given to the Company and the Selling Shareholders in writing or by telephone or telegraph confirmed in writing.

                  7. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied or because of any refusal, inability or failure on the part of the Company or any Selling Shareholder to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters or because of any termination pursuant to Section 10 hereof, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

                  8.       INDEMNIFICATION AND CONTRIBUTION.

                  (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any subsequently filed amendment to the registration statement relating to the Securities, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based on the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based on any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance on and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability that the Company may otherwise have.

                  (b) Each Selling Shareholder agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls the Company or any Underwriter within the meaning of either the Securities Act or the Exchange Act to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information furnished to the Company by or on behalf of such Selling Shareholder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Selling Shareholder may otherwise have.

                  (c) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability that any Underwriter may otherwise have. The Company and each Selling Shareholder acknowledge that the statements set forth in the last paragraph of the cover page, in the first two paragraphs on page 3 and under the heading "Underwriting" (except the last paragraph) in any Preliminary Prospectus and the Prospectus constitute the only written information furnished by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Prospectus, and you, as the Representatives, confirm that such statements are correct.

                  (d) Promptly after receipt by any indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a), (b) or (c) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from obligations to any indemnified party other than the indemnification obligation provided in paragraph (a), (b) or (c) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                  (e) In the event that the indemnity provided in paragraph (a),
(b) or (c) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company, the Selling Shareholders and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively, "Losses") to which the Company, one or more of the Selling Shareholders and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company, by the Selling Shareholders, and by the Underwriters from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company, the Selling Shareholders and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, of the Selling Shareholders, and of the Underwriters, in connection with the statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and by the Selling Shareholders shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by each of them, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company, the Selling Shareholders or the Underwriters. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (e), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (e).

                  9. DEFAULT BY AN UNDERWRITER. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or

Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions that the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities that the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities that the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and, if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by the Underwriter as set forth in this
Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company, the Selling Shareholders and any nondefaulting Underwriter for damages occasioned by its default hereunder.

                  10. TERMINATION. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or NASDAQ NM or trading in securities generally on the New York Stock Exchange or NASDAQ NM shall have been suspended or limited or minimum prices shall have been established on such Exchange or Market System, (ii) a banking moratorium shall have been declared either by federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on the financial markets is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus (exclusive of any supplement thereto).

                  11. REPRESENTATIONS AND INDEMNITIES TO SURVIVE. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, of each Selling Shareholder and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, any Selling Shareholder or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

                  12. NOTICES. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telegraphed and confirmed to them in care of Salomon Brothers Inc at Seven World Trade Center, New York,

New York 10048, Attention: Legal Department (telecopy number (212) 783-2274), with copies to Robert A. Yolles, Esq. at the address set forth in the Registration Statement; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Olympic Steel, Inc., 5080 Richmond Road, Bedford Heights, Ohio 44146-1392, Attention: Chief Executive Officer, with copies to Marc H. Morgenstern, Esq. at the address set forth in the Registration Statement; or if sent to the Selling Shareholders, will be mailed, delivered or telegraphed and confirmed to them at the addresses set forth in Schedule II hereto.

                  13. SUCCESSORS. This Agreement will inure to the benefit of and be binding on the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

                  14. APPLICABLE LAW. This Agreement will be governed and construed in accordance with the laws of the State of New York.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.



                                  Very truly yours,

                                  OLYMPIC STEEL, INC.



                                  By:
                                     ------------------------------------------
                                           Michael D. Siegal
                                           Chairman of the Board, President and
                                                    Chief Executive Officer

                                  SELLING SHAREHOLDERS




                                     ------------------------------------------
                                               Michael D. Siegal




                                     ------------------------------------------
                                              Bruce S. Adelstein




                                     ------------------------------------------
                                             R. Louis Schneeberger




                                     ------------------------------------------
                                               David A. Wolfort

The foregoing Agreement is hereby
confirmed and accepted as of the date first above written.

Salomon Brothers Inc
Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
McDonald & Company Securities, Inc.

By:      Salomon Brothers Inc


         By:
            ---------------------------------
                  Vice President

For itself and the other several Underwriters named in Schedule I to the foregoing
Agreement.

                                   SCHEDULE I




                                                                                       NUMBER OF SHARES OF
                                                                                     UNDERWRITTEN SECURITIES
UNDERWRITERS                                                                             TO BE PURCHASED
- -----------------------------------------------------------------------------     -----------------------------
Salomon Brothers Inc ......................................................

Goldman, Sachs & Co. ......................................................

Merrill Lynch, Pierce, Fenner & Smith .....................................
            Incorporated
McDonald & Company Securities, Inc. .......................................
                                                                                  -----------------------------


         Total.............................................................                 3,000,000
                                                                                  =============================

                                   SCHEDULE II




                                                                                                     NUMBER OF
                                                                                                     SHARES OF
                                                                                                   UNDERWRITTEN
                                                         ADDRESSES OF                               SECURITIES
SELLING SHAREHOLDERS                                 SELLING SHAREHOLDERS                           TO BE SOLD
- ----------------------------------------------------------------------------------------------------------------------
Michael D. Siegal                          5080 Richmond Road                                         125,000
                                           Bedford Heights, OH  44146
                                           Fax: 216/292-3974
- ----------------------------------------------------------------------------------------------------------------------

Bruce S. Adelstein                         5080 Richmond Road                                         125,000
                                           Bedford Heights, OH  44146
                                           Fax: 216/292-3974
- ----------------------------------------------------------------------------------------------------------------------

R. Louis Schneeberger                      5080 Richmond Road                                         125,000
                                           Bedford Heights, OH  44146
                                           Fax: 216/292-3974
- ----------------------------------------------------------------------------------------------------------------------

David A. Wolfort                           5080 Richmond Road                                         125,000
                                           Bedford Heights, OH  44146
                                           Fax: 216/292-3974
- ----------------------------------------------------------------------------------------------------------------------

         Total                                                                                        500,000
                                                                                             =========================

                                                   SCHEDULE III




                                                                                        MAXIMUM NUMBER OF
                                                                                        SHARES OF OPTION
                                                                                      SECURITIES TO BE SOLD
- -----------------------------------------------------------------------------        ------------------------
Company ...................................................................                 375,000

Michael D. Siegal .........................................................                  18,750

Bruce S. Adelstein ........................................................                  18,750

R. Louis Schneeberger .....................................................                  18,750

David A. Wolfort ..........................................................                  18,750
                                                                                     ------------------------

         Total.............................................................                 450,000
                                                                                     ========================

                                    EXHIBIT A

                               OLYMPIC STEEL, INC.

                    Public Offering of Shares of Common Stock
                    -----------------------------------------


Salomon Brothers Inc
Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
McDonald & Company Securities, Inc.
As Representatives of the several Underwriters
c/o Salomon Brothers Inc
Seven World Trade Center
New York, New York  10048

Dear Sirs:

         This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement"), by and among Olympic Steel, Inc., an Ohio corporation (the "Company"), certain Selling Shareholders named therein and each of you as representatives of a group of Underwriters named therein, relating to an underwritten public offering of Common Stock, without par value (the "Common Stock"), of the Company.

         In order to induce you and the other Underwriters to enter into the Underwriting Agreement, the undersigned agrees not to offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce an offering of, any shares of Common Stock beneficially owned by the undersigned or any securities convertible into, or exchangeable for, shares of Common Stock for a period of 90 days following the date of the Prospectus (as defined in the Underwriting Agreement) without your prior written consent, other than shares of Common Stock disposed of as bona fide gifts.

         If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.


                                   Yours very truly,

                                   [SIGNATURE OF EACH SELLING SHAREHOLDER]

                                   [NAME AND ADDRESS OF EACH SELLING
                                   SHAREHOLDER]